EXHIBIT 10.12

Second Extension, Amendment and Confirmation Letter

To:	Zellstoff- und Papierfabrik Rosenthal GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(the “Borrower” or “ZPR”, formerly named D&Z Beteiligungs GmbH (“D&Z Beteiligung”)

D&Z Holding GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(the “Parent”)

ZPR Logistik GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(“ZPR Logistik”)

Mercer International Inc.

Suite 1120, 700 West Pender Street

Vancouver, BC V6C 1G8

Canada

(the “Ultimate Parent”)

Munich, 05 February 2016

Dear Sirs

Second Extension, Amendment and Confirmation Letter (the “Second Extension Letter”) in relation to the Revolving Credit Facility Agreement in the amount of EUR 25,000,000 dated 19 August 2009 (the “Facility Agreement”) as extended, amended and confirmed by an Extension, Amendment and Confirmation Letter dated 23 October 2012 (the “First Extension Letter”) and the Shareholders’ Undertaking Agreement dated 19 August 2009 (the “Shareholders Undertaking Agreement”) amended and restated by the “Amended and Restated Loan Agreement” dated 1 December 2013

1.	INTRODUCTION

a)	We (in our capacity as Facility Agent and/or, where the context so requires, as Security Agent) refer to the Facility Agreement.

b)

We further refer to clause 9.1 of the Facility Agreement in combination with the First Extension Letter which provides that the Borrower shall repay all Loans in full on the Termination Date defined as 31 October 2016.

c)

We refer to the merger between the former Zellstoff- und Papierfabrik Rosenthal GmbH (the “Former ZPR”) and D&Z Beteiligung which came into effectiveness as of 31 July 2015 whereby the Former ZPR was merged into D&Z Beteiligung. D&Z Beteiligung has assumed all rights and obligations from the Former ZPR and was immediately renamed to Zellstoff- und Papierfabrik Rosenthal GmbH (ZPR).

d)

The extension, amendments and confirmation set out herein shall take effect upon (1) receipt by the Facility Agent of a copy of this letter duly countersigned by each of the Borrower, the Ultimate Parent, the Parent and ZPR Logistik and (2) satisfaction of the conditions set out in clause 6 and such date shall be the “Effective Date”. The Facility Agent shall confirm the Effective Date to the Borrower promptly upon its occurrence.

e)	For the ease of reference and in the interest of full transparency the First extension Letter dated 23 October 2012 is attached as Annex 1 to this Second Extension Letter.

2.	DEFINITIONS

Words and phrases given a meaning in the Facility Agreement, unless otherwise defined herein, have the same meaning when used in this letter.

3.	EXTENSION AMENDMENT

Subject to the other provisions of this letter, we (as Agent acting on the instructions of all the Lenders) propose that the definition of “Termination Date” set out in the Facility Agreement as amended by the First Extension Letter and referred to in clause 9.1 of the Facility Agreement shall be amended to read as follows:

“Termination Date” means 31 October 2019.

4.	AMENDMENTS OF THIS SECOND EXTENSION LETTER

Subject to the other provisions of this Second Extension Letter, we (as Agent acting on instructions of Lenders constituting at least the Majority Lenders) propose that:

A)

The “ZELLSTOFF- UND PAPIERFABRIK ROSENTHAL GMBH” as described and defined in the recitals of the Facility Agreement (no. 2) and in the recitals of the Shareholders’ Undertaking Agreement (no. 3) shall be corrected to read as follows:

“ZELLSTOFF- UND PAPIERFABRIK ROSENTHAL GMBH, a limited liability company incorporated under the laws of the Federal Republic of Germany (Gesellschaft mit beschränkter Haftung,) having its registered seat at Hauptstrasse 16, 07366 Blankenstein, Federal Republic of Germany and registered in the commercial register (Amtsgericht) of Jena, number HRB 210443 (the “Original Borrower” or “ZPR”).”

B)	The definition “EURIBOR” of Clause 1.1 of the Facility Agreement shall be amended to read as follows:

“EURIBOR” means, in relation to any Loan in euro:

(a) the applicable Screen Rate; or

(b) if no Screen Rate is available for the Interest Period of that Loan the Interpolated Screen Rate for that Loan; or

(c) if:

(i) no Screen Rate is available for the Interest Period of that Loan and

(ii) it is not possible to calculate an Interpolated Screen Rate for that Loan,

the Reference Bank Rate, as of the Specified Time on the Quotation Day for euro and for a period equal in length to the Interest Period of that Loan

If in either case that rate is less than zero, EURIBOR shall be deemed to be zero.”

C)	The definition “Interpolated Screen Rate” shall be included in Clause 1.1 of the Facility Agreement:

“Interpolated Screen Rate” means, in relation to any Loan, the rate which results from interpolating on a linear basis between:

(a) the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Loan; and

(b) the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Loan,

each as of the Specified Time for the currency of that Loan.”

D)	The definition “LIBOR” of Clause 1.1 of the Facility Agreement shall be deleted as the reference rate is only “EURIBOR”.

E)	The definition “Margin” of Clause 1.1 of the Facility Agreement shall be amended to read as follows:

“Margin” means 2.95 per cent. per annum.”

F)	The definition of “Screen Rate” of Clause 1.1 of the Facility Agreement shall be amended and read as follows:

“Screen Rate means:

the euro interbank offered rate administered by the European Money Markets Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page or service ceases to be available, the Agent may specify another page or service displaying the relevant rate after consultation with the Borrower.

G)	Clause 14.4.2 of the Facility Agreement shall be amended to read as follows:

“The Borrower (or the Parent on its behalf) shall pay to the Agent (for the account of each Lender) a Bank Guarantee Fee at an annual rate of 150 basis points on the outstanding amount of each Bank Guarantee requested by it for the period from the issue of that Bank Guarantee until such Bank Guarantee is repaid or prepaid in full. This fee shall be distributed according to each Lender’s Guarantee Proportion of that Bank Guarantee. Furthermore the Borrower shall pay to the account of each Lender providing a Guarantee a guarantee issuance fee (Ausfertigungsgebühr) in the amount of EURO 250 per Bank Guarantee issued under and in accordance with the Facility Agreement.

5.	CONFIRMATION OF GUARANTEE, SECURITY RIGHTS AND SHAREHOLDERS’ UNDERTAKING AGREEMENT

(a)

The Borrower confirms for the benefit of the Finance Parties that each Security Document shall remain in full force and effect notwithstanding the extension of and amendments to, the Facility Agreement and that each Security Document shall secure the obligations assumed by the Borrower under the Finance Documents, including the Facility Agreement (as amended).

(b)

The Guarantor confirms for the benefit of the Finance Parties that all of its obligations under clause 20 of the Facility Agreement (Guarantee - selbstschuldnerische Bürgschaft) shall remain in full force and effect notwithstanding the extension of and amendments to, the Facility Agreement and that its obligations extend to all obligations assumed by the Borrower under the Finance Documents, including the Facility Agreement (as amended).

(c)

The Ultimate Parent, the Parent, ZPR and ZPR Logistik as Subordinated Creditors each confirms for the benefit of the Finance Parties that its undertakings and obligations in the Shareholders’ Undertaking Agreement shall remain in full force and effect and continue to apply notwithstanding the extension of and amendments to, the Facility Agreement.

6.	EFFECTIVENESS

The extension and amendments proposed in this letter shall be subject to the fulfilment of the following conditions in form and substance satisfactory to the Agent:

(a)

A copy of the constitutional documents of each Original Obligor in the form required by the Agent, including in relation to a German Obligor, an up-to-date official print-out of an online excerpt from the commercial register ( Handelsregisterauszug) and the articles of association (Satzung).

(b)	A copy of a resolution of the shareholders, or in the case of the Ultimate Parent a resolution of the directors, of each Original Obligor:

(i)	approving the terms of, and the transactions contemplated by, this letter and resolving that it countersigns this letter;

(ii)	authorising a specified person or persons to countersign this letter; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this letter.

(c)	Evidence that each of the Shareholder Loan Agreements has been extended for a term until 30 April 2020 or any later date.

(d)

A copy of any other Authorisation or other document, opinion or assurance which the Agent reasonably considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this letter or for the validity and enforceability hereof.

(e)	Evidence that the fees, costs and expenses due from the Borrower have been paid or will be paid in accordance with Clause 11 of this letter.

7.	CONTINUING OBLIGATIONS

(a)

The extension and amendments proposed in this letter are strictly limited to the matters and upon the conditions set out herein and shall not be construed to be the granting of or a right to any waiver to any other matter. Nothing in this letter shall otherwise affect the rights of any Finance Party.

(b)	Save as expressly amended by this letter, the provisions of the Finance Documents remain in full force and effect.

8.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in clause 21 (Representations) of the Facility Agreement to each Finance Party on the date of its respective countersignature of this letter (by reference to the facts and circumstances then existing).

9.	FINANCE DOCUMENT

This Second Extension Letter is, subject only to the Borrower’s countersignature hereof, hereby designated a Finance Document.

10.	EXTENSION FEE

The Borrower shall pay to the Arranger a fee of 0.50 per cent of the Total Commitments, payable on the day falling 10 days after the Effective Date.

11.	MISCELLANEOUS

(a)	Please indicate your acceptance of the provisions hereof by countersigning a copy of this Second Extension Letter and returning it to Ricarda Grünter at

UniCredit Bank AG, MFN1AB, Arabellastr. 14, 81925 Munich, Germany before close of business in Munich on 31 March 2016. The offers set out in this letter shall terminate on that date.

(b)	Changes and amendment to this letter shall be made in writing. This also applies to this paragraph 12 (b).

(c)	Nothing in this letter shall be deemed as releasing the Borrower from any of its obligations under the Finance Documents, which shall apply at all times.

(d)	This letter may be executed in any number of counterparts and this shall have the same effect as if the signature on the counterparts were on a single copy of this letter.

(e)	Service of process

(i)

Without prejudice to any other mode of service allowed under any relevant law, the Ultimate Parent irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings before the courts of Frankfurt/Main, Federal Republic of Germany in connection with this letter and agrees that failure by the process agent to notify it of the process will not invalidate the proceedings concerned.

(ii)

If any person appointed as process agent is unable for any reason to act as agent for service of process the Borrower (on behalf of the Ultimate Parent) must immediately (and in any event within 30 days of such event taking place) appoint another agent on terms acceptable to the Security Agent. Failing this, the Security Agent may appoint another agent for this purpose.

(f)

The provisions of Clause 42 (Jurisdiction) of the Facility Agreement shall be incorporated into this letter as if set out in full in this letter and if references therein to “this Agreement” are references to this letter.

(g)	This letter and any non-contractual obligations arising out of or in connection with it are governed by German law.

Yours faithfully

/s/ Ricarda Grünter	/s/ Stefanie Stilkerich

For and on behalf of

UniCredit Bank AG

in its capacity as Arranger, Agent and Security Agent, Original Lender and Issuing Bank

For and on behalf of
Zellstoff- und Papierfabrik Rosenthal GmbH

Blankenstein, February 5, 2016	/s/ Leonhard Nossol

For and on behalf of
D&Z Holding GmbH

Blankenstein, February 5, 2016	/s/ Leonhard Nossol

For and on behalf of
ZPR Logistik GmbH

Blankenstein, February 5, 2016	/s/ Leonhard Nossol

For and on behalf of
Mercer International Inc.

Vancouver, February 5, 2016	/s/ David K. Ure

Annex 1: First Extension Letter

Extension, Amendment and Confirmation Letter

To:	Zellstoff- und Papierfabrik Rosenthal GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(the “Borrower” or “ZPR”)

D&Z Holding GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(the “Parent”)

D&Z Beteiligungs GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(“D&Z Beteiligung”)

ZPR Logistik GmbH

Hauptstraße 16

07366 Blankenstein

Germany

(“ZPR Logistik”)

Mercer International Inc.

Suite 1120, 700 W.Pender Street

Vancouver, BC V6C 1G8

Canada

(the “Ultimate Parent”)

Munich, 04 October 2012

Dear Sirs

Extension, Amendment and Confirmation Letter in relation to the Revolving Credit Facility Agreement in the amount of EUR 25,000,000 dated 19 August 2009 (the “Facility Agreement”) and the Shareholders’ Undertaking Agreement dated 19 August 2009 (the “Shareholders Undertaking Agreement”)

1.	INTRODUCTION

(a)	We (in our capacity as Facility Agent and/or, where the context so requires, as Security Agent) refer to the Facility Agreement.

(b)	We further refer to clause 9.1 of the Facility Agreement which provides that the Borrower shall repay all Loans in full on the Termination Date currently defined as 31 December 2012.

(c)

The extension, amendments and confirmation set out herein shall take effect upon (1) receipt by the Facility Agent of a copy of this letter duly countersigned by each of the Borrower, the Ultimate Parent, the Parent, D&Z Beteiligung and ZPR Logistik and (2) satisfaction of the conditions set out in clause 6 and such date shall be the “Effective Date”. The Facility Agent shall confirm the Effective Date to the Borrower promptly upon its occurrence.

2.	DEFINITIONS

Words and phrases given a meaning in the Facility Agreement, unless otherwise defined herein, have the same meaning when used in this letter.

3.	EXTENSION

Subject to the other provisions of this letter, we (as Agent acting on the instructions of all the Lenders) propose that the definition of “Termination Date” set out in the Facility Agreement shall be amended to read as follows:

“Termination Date” means 31 October 2016.

4.	AMENDMENTS

Subject to the other provisions of this letter, we (as Agent acting on instructions of Lenders constituting at least the Majority Lenders) propose that:

A)	Paragraph (B) of the Introduction of the Facility Agreement shall be amended to read as follows:

“ZPR operates an ISO 9001 (quality management), ISO 14001 (environmental management) and ISO 50001 (energy management) certified pulp mill for the production of northern bleached softwood kraft pulp located in Blankenstein, Thüringen, Federal Republic of Germany which has been financed through certain credit facilities.”

B)	The definition “Rollover Utilisation” of Clause 1.1 of the Facility Agreement shall be amended to read as follows:

“Rollover Utilisation” means one or more Utilisations:

(a)	made or to be made on the same day that (i) a maturing Loan is due to be repaid or (ii) the Borrower is obliged to pay to the Agent for the Issuing Bank the amount of any claim under a Bank Guarantee;

(b)	the aggregate amount of which is equal to or less than (i) the maturing Loan or (ii) the amount of the claim under the Bank Guarantee;

(c)	in the same currency as (i) the maturing Loan or (ii) the claim under the Bank Guarantee; and

(d)

made or to be made to the Borrower for the purpose of (i) refinancing a maturing Loan or (ii) satisfying the obligations of the Borrower to pay the amount of a claim under the Bank Guarantee to the Agent for the Issuing Bank;”

C)	Clause 14.1.1 of the Facility Agreement shall be amended to read as follows:

“The Borrower shall pay to the Agent (for the account of each Lender) a fee computed at the rate of 0.90 per cent per annum on that Lender’s Available Commitment for the Availability Period.”

D)	Clause 24.18.1 of the Facility Agreement shall be amended to read as follows:

“No Obligor shall (and the Parent will procure that no members of the ZPR Group will) without the prior written consent of the Agent utilize the Facility in an amount exceeding EUR 10,000,000 to acquire any assets (separately or in a series of related acquisitions).”

5.	CONFIRMATION OF GUARANTEE, SECURITY RIGHTS AND SHAREHOLDERS’ UNDERTAKING AGREEMENT

(a)

The Borrower confirms for the benefit of the Finance Parties that each Security Document shall remain in full force and effect notwithstanding the extension of and amendments to, the Facility Agreement and that each Security Document shall secure the obligations assumed by the Borrower under the Finance Documents, including the Facility Agreement (as amended).

(b)

Each Guarantor confirms for the benefit of the Finance Parties that all of its obligations under clause 20 of the Facility Agreement (Guarantee - selbstschuldnerische Bürgschaft) shall remain in full force and effect notwithstanding the extension of and amendments to, the Facility Agreement and that its obligations extend to all obligations assumed by the Borrower under the Finance Documents, including the Facility Agreement (as amended).

(c)

The Ultimate Parent, the Parent, ZPR, D&Z Beteiligung and ZPR Logistik as Subordinated Creditors each confirms for the benefit of the Finance Parties that its undertakings and obligations in the Shareholders’ Undertaking Agreement shall remain in full force and effect and continue to apply notwithstanding the extension of and amendments to, the Facility Agreement.

6.	EFFECTIVENESS

The extension and amendments proposed in this letter shall be subject to the fulfilment of the following conditions in form and substance satisfactory to the Agent:

(a)

A copy of the constitutional documents of each Original Obligor in the form required by the Agent, including in relation to a German Obligor, an up-to-date officially certified commercial register extract (beglaubigter Handelsregisterauszug) and the articles of association (Satzung).

(b)	A copy of a resolution of the shareholders, or in the case of the Ultimate Parent a resolution of the directors, of each Original Obligor:

(i)	approving the terms of, and the transactions contemplated by, this letter and resolving that it countersigns this letter;

(ii)	authorising a specified person or persons to countersign this letter; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this letter.

(c)	A legal opinion from Sangra Moller in respect of the Ultimate Parent covering:

(i)	its due incorporation, its valid existence, its ability to be sued in its own name and the power to own its assets and carry on the business as it is being conducted;

(ii)

the due capacity of (including the power to enter into, perform and take all necessary action to authorise its entry into and performance of, this Extension, Amendment and Confirmation Letter, the extension of the Shareholder Loan Agreement and the transactions contemplated hereby) and the due execution by the Ultimate Parent in relation to each of this Extension, Amendment and Confirmation Letter, the extension of the Shareholder Loan Agreement to which it is a party and the transactions contemplated hereby;

(iii)

the choice of the laws of the Federal Republic of Germany to govern this Extension, Amendment and Confirmation Letter and the Shareholder Loan Agreement to which it is a party being upheld by the relevant state and federal courts, and

(iv)

recognition and acceptance of final and conclusive judgment against it from any court in the Federal Republic of German by the relevant state and federal courts without re-trial or examination of the merits of the case;

(d)	Evidence that each of the Shareholder Loan Agreements has been extended for a term until 30 November 2016 or any later date.

(e)

A copy of any other Authorisation or other document, opinion or assurance which the Agent reasonably considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by this letter or for the validity and enforceability hereof.

(f)	Evidence that the fees, costs and expenses due from the Borrower have been paid or will be paid in accordance with Clause 11 of this letter.

7.	CONTINUING OBLIGATIONS

(a)

The extension and amendments proposed in this letter are strictly limited to the matters and upon the conditions set out herein and shall not be construed to be the granting of or a right to any waiver to any other matter. Nothing in this letter shall otherwise affect the rights of any Finance Party.

(b)	Save as expressly amended by this letter, the provisions of the Finance Documents remain in full force and effect.

8.	REPRESENTATIONS

Each Obligor makes the representations and warranties set out in clause 21 (Representations) of the Facility Agreement to each Finance Party on the date of its respective countersignature of this letter (by reference to the facts and circumstances then existing).

9.	FINANCE DOCUMENT

This letter is, subject only to the Borrower’s countersignature hereof, hereby designated a Finance Document.

10.	EXTENSION FEE

The Borrower shall pay to the Arranger a fee of 1.25 per cent of the Total Commitments, payable on the day falling 10 days after the Effective Date.

11.	COST AND EXPENSES

The Borrower shall within five Business Days of demand by the Agent pay to each Finance Party the amount of all costs and expenses (including without limitation all taxes (including stamp tax), fees or other charges and all fees and expenses of (i) any external advisers and (ii) that Finance Party) reasonably incurred by any of them in connection with the negotiation, preparation, printing, delivery, perfection and execution of this letter.

12.	MISCELLANEOUS

(a)

Please indicate your acceptance of the provisions hereof by countersigning a copy of this letter and returning it to Ruth Schneider at UniCredit Bank AG, Arabellastr. 14, 81925 Munich, Germany before close of business in Munich on 31October 2012. The offers set out in this letter shall terminate on that date.

(b)	Changes and amendment to this letter shall be made in writing. This also applies to this paragraph 12 (b).

(c)	Nothing in this letter shall be deemed as releasing the Borrower from any of its obligations under the Finance Documents, which shall apply at all times.

(d)	This letter may be executed in any number of counterparts and this shall have the same effect as if the signature on the counterparts were on a single copy of this letter.

(e)	Service of process

(i)

Without prejudice to any other mode of service allowed under any relevant law, the Ultimate Parent irrevocably appoints the Borrower as its agent for service of process in relation to any proceedings before the courts of Frankfurt/Main, Federal Republic of Germany in connection with this letter and agrees that failure by the process agent to notify it of the process will not invalidate the proceedings concerned.

(ii)

If any person appointed as process agent is unable for any reason to act as agent for service of process the Borrower (on behalf of the Ultimate Parent) must immediately (and in any event within 30 days of such event taking place) appoint another agent on terms acceptable to the Security Agent. Failing this, the Security Agent may appoint another agent for this purpose.

(f)

The provisions of Clause 42 (Jurisdiction) of the Facility Agreement shall be incorporated into this letter as if set out in full in this letter and if references therein to “this Agreement” are references to this letter.

(g)	This letter and any non-contractual obligations arising out of or in connection with it are governed by German law.

Yours faithfully

/s/ Simon Tutt	/s/ Ruth Schneider

For and on behalf of

UniCredit Bank AG

in its capacity as Arranger, Agent and Security Agent, Original Lender and Issuing Bank

Blankenstein, October 8, 2012	For and on behalf of Zellstoff- und Papierfabrik Rosenthal GmbH /s/ Leonhard Nossol

For and on behalf of
D&Z Holding GmbH
Blankenstein, October 8, 2012	/s/ Leonhard Nossol

For and on behalf of
D&Z Beteiligungs GmbH
Blankenstein, October 8, 2012	/s/ Leonhard Nossol

For and on behalf of
ZPR Logistik GmbH
Blankenstein, October 8, 2012	/s/ Leonhard Nossol

For and on behalf of
Mercer International Inc.
Vancouver, October 16, 2012	/s/ David M. Gandossi